NY3:#7193795v3

                              Execution Counterpart



                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

   AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of December 22, 1998 between:

                  (1)   COMMONWEALTH   INDUSTRIES,   INC.,  a  corporation  duly
         organized and validly existing under the laws of the State of Delaware (the "Parent");

                  (2) CI HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Holdings");

                  (3) COMMONWEALTH ALUMINUM CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("CAC");

                  (4) ALFLEX CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("Alflex");

                  (5) COMMONWEALTH ALUMINUM CONCAST, INC., a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI") and, together with CAC and Alflex, each a "Borrower" and, collectively, the "Borrowers");

                  (6) each of the Subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors", and together with the Parent, Holdings and the Borrowers, the "Obligors");

                  (7) each of the lenders identified under the caption "LENDERS"
         on  the  signature   pages  hereto   (individually,   a  "Lender"  and,
         collectively, the "Lenders"); and

                  (8) NATIONAL WESTMINSTER BANK PLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Parent, Holdings, CAC, Alflex, CACI, the Subsidiary Guarantors, the Lenders, and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of December 19, 1997 (as heretofore amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $100,000,000.

     The Obligors have requested that the Credit Agreement be amended in certain respects, and accordingly, the parties hereto hereby agree as follows:
     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Effective as of the date hereof (subject to satisfaction of the conditions set forth in Section 4 hereof), the Credit Agreement shall be amended as follows:

                  A. The definition of "Applicable  Facility Fee  Percentage" in
Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "Applicable Facility Fee Percentage" shall mean, at any time, the percentage set forth in the schedule below opposite the Applicable Pricing Level in effect at such time:

------------------------------- =============================================
          Applicable                               Applicable Facility
        Pricing Level                                 Fee Percentage
------------------------------- =============================================
              1                                           0.425%
------------------------------- =============================================
              2                                           0.450%
------------------------------- =============================================
              3                                           0.475%
------------------------------- =============================================
              4                                           0.500%
------------------------------- =============================================

                  B. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "Applicable Margin" shall mean, at any time, for each Type of Loan set forth below, the percentage set forth below such Type opposite the Applicable Pricing Level in effect at such time:

====================== --------------------------------- =====================
     Applicable
    Pricing Level              Base Rate Loans               Eurodollar Loans
====================== --------------------------------- =====================
          1                         0.075%                             1.325%
====================== --------------------------------- =====================
          2                         0.175%                             1.425%
====================== --------------------------------- =====================
          3                         0.275%                             1.525%
====================== ================================= =====================
          4                         0.500%                             1.750%
====================== ================================= =====================

         The Applicable Margin for Swingline Loans at any time shall be the Applicable Margin in effect for Revolving Credit Loans that are Base Rate Loans at such time.

                  C. Section 9.10(b) shall be amended in its entirety to read as follows:

                  "(b)  Interest Coverage Ratio.

                  The Parent will not permit the Total Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                           Period                                   Ratio

                From the Restatement Effective Date
                  through December 30, 1998                      2.00 to 1.00

                From December 31, 1998
                  through September 29, 1999                     2.25 to 1.00

                From September 30, 1999
                  through December 30, 1999                      2.50 to 1.00

                From December 31, 1999
                  through December 30, 2000                      3.00 to 1.00

                From December 31, 2000
                  and at all times thereafter                    3.50 to 1.00"

                  D. Extension of Scottsboro Consent. The Parent, Holdings, CAC, Alflex, CACI, the Subsidiary Guarantors, the Lenders, and the Administrative Agent are parties to a Consent dated as of August 26, 1998 (as heretofore amended, the "Consent"), by which the Lenders, subject to the terms and conditions thereof, consented to the Scottsboro Acquisition (as defined in the Consent). The parties hereto hereby agree to extend the period for which the Scottsboro Acquisition may occur by amending Section 2 of the Consent to replace the date "November 30, 1998" set forth at the end of the first sentence of said Section with "March 31, 1999". Furthermore, each Obligor represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Section 4 of the Consent are true and complete in all material respects on the date hereof. Except as expressly herein provided, the Consent shall remain unchanged and in full force and effect.

                  E. General. Each reference in the Credit Agreement to "this Agreement", "the Credit Agreement" or words of similar import, or in the Notes or other Credit Documents to "the Credit Agreement" or words of similar import, shall be deemed to refer to the Credit Agreement as amended hereby.

                  Section 3. Representations and Warranties. Each of the Obligors represents and warrants to the Lenders and the Administrative Agent that (i) no Default has occurred and is continuing on the date hereof both before and after giving effect to this Amendment No. 1 and (ii) the representations and warranties set forth in Section 8 of the Credit Agreement and in the other Credit Documents are true and complete in all material respects on the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement referred to each of the Credit Agreement as amended hereby and this Amendment No. 1. The Obligors agree that the foregoing representation and warranty shall be a representation and warranty made by an Obligor in a modification to the Credit Agreement for purposes of
Section 10(c) of the Credit Agreement.

                  Section 4. Conditions Precedent. The amendments and the extension in Section 2 hereof shall become effective as of the date hereof upon
(i) receipt by the Administrative Agent of one or more counterpart of this Amendment No. 1 executed by each of the Obligors and the Lenders constituting the Majority Lenders (or evidence satisfactory to the Administrative Agent of such execution) and (ii) payment by the Parent of the consent fee the Parent has agreed to pay to each Lender who has heretofore executed and delivered this Amendment No. 1.

     Section 5. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The Parent shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable legal fees and disbursements) incurred by it in connection with this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                   THE PARENT

                          COMMONWEALTH INDUSTRIES, INC.



                           By_________________________
                                     Title:


                                    HOLDINGS

                                CI HOLDINGS, INC.



                           By_________________________
                                     Title:


                                  THE BORROWERS

                              COMMONWEALTH ALUMINUM
                                  CORPORATION



                           By_________________________
                                     Title:

                               ALFLEX CORPORATION



                           By_________________________
                                     Title:

                         COMMONWEALTH ALUMINUM CONCAST,
                                      INC.



                           By_________________________
                                     Title:


                              SUBSIDIARY GUARANTOR

                     COMMONWEALTH ALUMINUM SALES CORPORATION



                           By_________________________
                                     Title:

                                     LENDERS


                          NATIONAL WESTMINSTER BANK PLC



                           By_________________________
                                     Title:


                         PNC BANK, NATIONAL ASSOCIATION



                           By_________________________
                                     Title:


                               ABN AMRO BANK N.V.



                           By_________________________
                                     Title:


                                BANK OF MONTREAL



                           By_________________________
                                     Title:
                            CREDIT AGRICOLE INDOSUEZ



                           By_________________________
                                     Title:



                           By_________________________
                                     Title:


                                MELLON BANK, N.A.



                           By_________________________
                                     Title:


                               THE INDUSTRIAL BANK
                                OF JAPAN, LIMITED



                           By_________________________
                                     Title:


                       FIFTH THIRD BANK OF KENTUCKY, INC.



                           By_________________________
                                     Title:

                            THE ADMINISTRATIVE AGENT

                         NATIONAL WESTMINSTER BANK PLC,
                             as Administrative Agent


                           By_________________________
                                     Title: